SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549
                            -----------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - February 15, 2002


                              IEC Electronics Corp.
            ------------------------------------------------------
            (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                ---------------------------------------------
                (State or other jurisdiction of Incorporation)

           0-6508                                   13-3458955
       ----------------------                 --------------------------------
      (Commission File Number)                (IRS Employer Identification No.)

                   105 Norton Street, Newark, New York 14513
                   -----------------------------------------
                   (Address of Principal Executive Offices)

                                 (315) 331-7742
                  ----------------------------------------------------
                  (Registrant's Telephone Number, including Area Code)

Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

         (a) On February 15, 2002, the Company and its lenders, HSBC Bank USA and General Electric Capital Corporation, entered into Amendment No. 5 (the "Amendment") to the Loan and Security Agreement originally dated as of December 28, 1999 (the "Agreement). Pursuant to the Amendment, the term of the Agreement was extended through February 28, 2002 from the present expiration date of February 15, 2002. The Company is currently in discussions with other lending institutions with respect to a new credit agreement. While the Company believes it will be successful, there can be no assurance that it will meet the February 28, 2002 expiration date.

         (b) The Company has received notification that its common stock has not maintained a minimum market value of publicly held shares ("MVPHS") of $5,000,000 and a minimum bid price of $1.00 per share over the previous 30 consecutive trading days as required for continued listing on The Nasdaq National Market. In accordance with Nasdaq Marketplace Rules (the "Rules"), the Company will be provided 90 calendar days (or until May 15, 2002) to regain compliance. If at any time prior to May 15, 2002, the MVPHS is $5,000,000 or more and the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive trading days, the Company will have achieved compliance with the Rules. There can be no assurance that the Company will be able to achieve compliance with the Rules. If the Company is unable to regain compliance with the Rules by May 15, 2002 or has not submitted an application to transfer to The Nasdaq SmallCap Market, its common stock will be delisted. Management intends to submit an application to transfer its common stock to The Nasdaq SmallCap Market prior to May 15, 2002 if compliance is not attained prior to such date. There can be no assurance that the Company will satisfy the requirements for listing on that market.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)      Exhibits

         10.1 Amendment No. 5 dated as of February 15, 2002 to Loan and Security Agreement originally dated as of December 28, 1999 among IEC Electronics Corp. ("IEC") and IEC Electronics-Edinburg, Texas Inc. ("IEC-Edinburg") and HSBC Bank USA, as Agent ("Agent") and HSBC Bank USA ("HSBC Bank") and General Electric Capital Corporation ("GE Capital").

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IEC Electronics Corp.
                                    ------------------------------------
                                       (Registrant)

Date:  February 20, 2002            By:/s/ Richard L. Weiss
                                    ------------------------------------
                                       Richard L. Weiss
                                       Vice President, Treasurer, and
                                       Chief Financial Officer